UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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FEDERAL REALTY INVESTMENT TRUST
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FEDERAL REALTY INVESTMENT TRUST To Be Held On: May 4, 2016 at 10:00 a.m. at AMP by Strathmore, 11810 Grand Park Avenue, North Bethesda, Maryland COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 04/22/16. Please visit http://ir.federalrealty.com/phoenix.zhtml?c=84166&p=proxy, where the following materials are available for view: • Notice of Annual Meeting of Shareholders • Proxy Statement • Form of Proxy Card • Annual Report/Form 10-K Wrap TO REQUEST MATERIAL: TELEPHONE: XXX-XXX-XXXX E-MAIL: XXXXX@XXXXXX.com WEBSITE: http://www.XXXXXXXXX TO?VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. IN PERSON: You may vote your shares in person by attending the Annual Meeting. TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. MAIL: You may request a card by following the instructions above. Statement:t. NOMINEES: Jon E. Bortz David W. Faeder Kristin Gamble Gail P. Steinel Warren M. Thompson Joseph S. Vassalluzzo Donald C. Wood Please note that you cannot use this notice to vote by mail. registered public accounting firm for the fiscal year ending December 31, 2016. 3. To hold an advisory vote approving the compensation of our named executive officers. 4. To consider and act upon any other matters properly coming before the meeting or any postponement or adjournment thereof.

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. May 04, 2016 FEDERAL REALTY INVESTMENT TRUST BROKER LOGO HERE Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 1 OF 2 12 15 Meeting Information Meeting Type: Annual <mtgtype> Meeting For holders as of: March <recdate> 18, 2016 Date: May 04, 2016 Time: 10:00 <mtgtime> AM EDT Location: AMP by Strathmore 11810 Grand Park Avenue North Bethesda, MD You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. B A R C O D E Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # 0000278299_1 R1.0.1.25

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice of Annual Meeting of Shareholders & Proxy Statement 2. Annual Report/Form 10-K Wrap How to View Online: Have the information that is printed in the box marked by the arrow ? (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ? (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 20, 2016 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow ? available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. Internal Use Only 0000278299_2 R1.0.1.25

Voting items The Board of Trustees recommends that you vote FOR the following: 1. Election of Trustees Nominees 01 Jon E. Bortz 02 David W. Faeder 03 Kristin Gamble 04 Gail P. Steinel 05 Warren M. Thompson 06 Joseph S. Vassalluzzo 07 Donald C. Wood The Board of Trustees recommends you vote FOR the following proposal(s): 2 To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016. 3 To hold an advisory vote approving the compensation of our named executive officers. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. B A R C O D E Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence # 0000278299_3 R1.0.1.25

Reserved for Broadridge Internal Control Information Voting Instructions THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Broadridge Internal Use Only P99999-010 12 Job # Envelope # Sequence 15 # # of # Sequence # OF## 0000278299_4 R1.0.1.25